Exhibit 10.1

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (the “Agreement”), dated as of March 14, 2018, is by and between (i) each of CLARE CAPITAL, INC., a Delaware corporation, CLARE COMPONENTS, INC., a Delaware corporation, Clare Electronics, Inc., a Delaware corporation, CLARE INSTRUMENTS, INC., a Delaware corporation, CLARE SERVICES, INC., a Delaware corporation, CLARE TECHNOLOGIES, INC., a Delaware corporation, DIRECTED ENERGY, INC., a Colorado corporation, IXYS BUCKEYE, LLC, a Delaware limited liability company, IXYS INTEGRATED CIRCUITS DIVISION AV INC., a California corporation, IXYS INTEGRATED CIRCUITS DIVISION INC., a Massachusetts corporation, IXYS LONG BEACH, INC., a California corporation, IXYS USA, INC., a Delaware corporation, MICROWAVE TECHNOLOGY, INC., a California corporation, PELE TECHNOLOGY, INC., a Delaware corporation, REACTION TECHNOLOGY INCORPORATED, a California corporation, and ZILOG, INC., a Delaware corporation (each, a “Subsidiary”), and (ii) BANK OF AMERICA, N.A., in its capacity as Agent under that certain Credit Agreement (as it may be amended, modified, restated or supplemented from time to time, the “Credit Agreement”), dated as of March 4, 2016, by and among Littelfuse, Inc., a Delaware corporation, the Designated Borrowers, the Guarantors, the Lenders, and Bank of America, N.A., as Agent. All of the defined terms in the Credit Agreement are incorporated herein by reference.

The Loan Parties are required by Section 6.12 of the Credit Agreement to cause each Subsidiary to become a “Guarantor”.

Accordingly, each Subsidiary hereby agrees as follows with the Agent, for the benefit of the Lenders:

1.     The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Credit Agreement and a “Guarantor” for all purposes of the Credit Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the Subsidiary hereby jointly and severally together with the other Guarantors, guarantees to each Lender and the Agent, as provided in Article XI of the Credit Agreement, the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof.

2.     The address of the Subsidiary for purposes of all notices and other communications is c/o Littelfuse, Inc., 8755 W. Higgins Road, Chicago, Illinois 60631, Attention: Assistant Treasurer (Facsimile No. 847-512-0340).

3.     The Subsidiary hereby waives acceptance by the Agent and the Lenders of the guaranty by the Subsidiary under Article XI of the Credit Agreement upon the execution of this Agreement by the Subsidiary.

4.      This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

5.      This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, each Subsidiary has caused this Agreement to be duly executed by its authorized officer, and the Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

Clare Capital, Inc.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

Clare COMPONENTS, Inc.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

Clare ELECTRONICS, Inc.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

Clare INSTRUMENTS, Inc.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

Clare SERVICES, Inc.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

Clare TECHNOLOGIES, Inc.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

DIRECTED ENERGY, INC.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

JOINDER AGREEMENT

IXYS BUCKEYE, LLC

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

IXYS INTEGRATED CIRCUITS DIVISION

AV INC.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

IXYS INTEGRATED CIRCUITS DIVISION

INC.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

IXYS LONG BEACH, INC.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

IXYS USA, INC.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

MICROWAVE TECHNOLOGY, INC.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

PELE TECHNOLOGY, INC.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

JOINDER AGREEMENT

REACTION TECHNOLOGY

INCORPORATED

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

ZILOG, INC.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

Acknowledged and accepted:

BANK OF AMERICA, N.A.,

as Agent

By: /s/ Melissa Mullis

Name: Melissa Mullis

Title:   AVP

JOINDER AGREEMENT

Schedule 1
TO JOINDER AGREEMENT

Subsidiary	Chief Executive Office	Tax Identification Number	Organization Identification Number	Chief Place of Business of Subsidiary
Clare Capital, Inc. (DE)	8755 W. Higgins Road, Chicago, Illinois 60631	13-3502272	2361447	1590 Buckeye Drive, Milpitas, CA 95035
Clare Components, Inc. (DE)	8755 W. Higgins Road, Chicago, Illinois 60631	13-3502266	2361440	1590 Buckeye Drive, Milpitas, CA 95035
Clare Electronics, Inc. (DE)	8755 W. Higgins Road, Chicago, Illinois 60631	13-3502268	2361439	1590 Buckeye Drive, Milpitas, CA 95035
Clare Instruments, Inc. (DE)	8755 W. Higgins Road, Chicago, Illinois 60631	13-3502271	2361437	1590 Buckeye Drive, Milpitas, CA 95035
Clare Services, Inc. (DE)	8755 W. Higgins Road, Chicago, Illinois 60631	13-3502262	2361441	1590 Buckeye Drive, Milpitas, CA 95035
Clare Technologies, Inc. (DE)	8755 W. Higgins Road, Chicago, Illinois 60631	13-3502265	2361444	1590 Buckeye Drive, Milpitas, CA 95035
Directed Energy, Inc. (CO)	8755 W. Higgins Road, Chicago, Illinois 60631	84-1074373	19871762368	1609 Oakridge Drive, Suite 100, Fort Collins, CO 80525
IXYS Buckeye, LLC (DE)	8755 W. Higgins Road, Chicago, Illinois 60631	56-2674941	4302617	1590 Buckeye Drive, Milpitas, CA 95035
IXYS Integrated Circuits Division AV Inc. (CA)	8755 W. Higgins Road, Chicago, Illinois 60631	33-0074994	C1316390	145 Columbia, Aliso Viejo, CA 92656-1490
IXYS Integrated Circuits Division Inc. (MA)	8755 W. Higgins Road, Chicago, Illinois 60631	04-2561471	042561471	78 Cherry Hill Drive, Bevely, MA 01915
IXYS Long Beach, Inc. (CA)	8755 W. Higgins Road, Chicago, Illinois 60631	33-0114560	C1341478	2500 Mira Mar Ave., Long Beach, CA 90815
IXYS USA, Inc. (DE)	8755 W. Higgins Road, Chicago, Illinois 60631	94-2885422	2562971	1590 Buckeye Drive, Milpitas, CA 95035
Microwave Technology, Inc. (CA)	8755 W. Higgins Road, Chicago, Illinois 60631	94-2824392	C1112596	4268 Solar Way, Fremont, CA 94538

Pele Technology, Inc. (DE)	8755 W. Higgins Road, Chicago, Illinois 60631	27-1318954	4586549	1590 Buckeye Drive, Milpitas, CA 95035
Reaction Technology Incorporated (CA)	8755 W. Higgins Road, Chicago, Illinois 60631	77-0277143	C1518034	3400 Bassett Street, Santa Clara, CA 95051
Zilog, Inc. (DE)	8755 W. Higgins Road, Chicago, Illinois 60631	13-3092996	2714793	1590 Buckeye Drive, Milpitas, CA 95035